Annual Meeting 2025

2 AGENDA 38 th Annual Shareholder Meeting INTRODUCTIONS • Jack Hendon, Chairman of the Board CALL TO ORDER & PRESENTATION OF PROPOSALS IN PROXY STATEMENT • Election of Directors • Advisory approval of ChoiceOne’s Executive Compensation • An advisory vote to determine whether future advisory votes to approve the Company’s executive compensation should occur every 1, 2, or 3 years. • Ratification of the selection of Plante & Moran, PLLC as independent registered public accounting firm for the year ending December 31, 2025 VOTING ANNOUNCEMENT OF VOTING RESULTS FINANCIAL RESULTS & ANNUAL PRESENTATION • Kelly J. Potes, CEO • Michael J. Burke, Jr., President ADJOURNMENT

3 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne Financial Services, Inc . (ChoiceOne) . Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future”, and variations of such words and similar expressions are intended to identify such forward - looking statements . All statements with references to future time periods are forward - looking . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence . Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward - looking statements . Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward - looking statements, whether as a result of new information, future events, or otherwise . Additional risk factors include, but are not limited to, the risk factors described in Item 1 A in ChoiceOne’s Annual Report on Form 10 - K for the year ended December 31 , 2023 . NON - GAAP FINANCIAL MEASURES In addition to results presented in accordance with GAAP, this presentation includes certain non - GAAP financial measures . ChoiceOne believes these non - GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne . Non - GAAP financial measures have inherent limitations . Readers should be aware of these limitations and should be cautious with respect to the use of such measures . To compensate for these limitations, we use non - GAAP measures as comparative tools, together with GAAP measures, to assist in the evaluation of our operating performance or financial condition . Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period - to - period comparisons . ChoiceOne’s method of calculating these non - GAAP measures may differ from methods used by other companies . These non - GAAP measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or in - effect regulatory requirements . Where non - GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation .

4 Our vision is to be the Best Bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

5 Source: Numbers based on ChoiceOne internal data as of 3/31/2025 except where specifically identified Note: All dollars in millions COMPANY PROFILE ChoiceOne Bank maintains the community feel of a small - town bank with the technological capabilities and product offerings of a larger bank. ChoiceOne Financial Services, Inc . (“COFS”) was incorporated in 1986 as a Michigan corporation . ChoiceOne Bank was founded in 1898 (then called Sparta State Bank) in Sparta, MI at the corner of Division and Union Street . Over its more than 125 - year history, ChoiceOne has grown significantly, due in part to its merger with County Bank Corp . ( $ 673 million in assets), acquisition of Community Shores Bank Corporation ( $ 244 million in assets) and merger with Fentura Financial, Inc . (Fentura) ( $ 1 . 4 Billion in assets) . Today, COFS is a $ 4 . 3 billion bank holding company listed on the NASDAQ stock exchange with a market capitalization of $ 431 million as of March 31 , 2025 . COFS prides itself on maintaining the community feel of a small - town bank with the technological capabilities and product offerings of a larger bank . Personal Banking Provides full array of banking services including checking, savings, CDs/money markets and HSAs, complete with online and mobile banking solutions . Business Banking Small and medium businesses are supported with Treasury management and innovative payment solutions . Commercial lending expertise across many industries to match the diverse economy of Michigan . Mortgage Lending A comprehensive offering of residential mortgage options including fixed and adjustable - rate mortgages . Wealth Management Wealth Management provides Investment, Trust, and Private Bank services . The Wealth Management team is experienced, nimble and responsive to client needs . Award winning innovation ChoiceOne has a history of leveraging technology in innovative yet practical ways to add value to customers and generate efficiencies. Recent success with investments in Treasury Management, Small business payments, and commercial lending automation. Coast to Coast Coverage Through 55 locations across western and southeastern Michigan, ChoiceOne Bank leverages advanced technology, innovative services, and tailored solutions for its customers . OVERVIEW

6 Welcome Fentura Shareholders and The State Bank Customers and Employees

CHOICEONE BANK FOOTPRINT

9 ChoiceOne Financial Services, Inc. and ChoiceOne Bank BOARD OF DIRECTORS (AS OF 12/31/24) FRONT ROW (L - R) ERIC (RICK) E. BURROUGH CEO, Jams Media, LLC President, Web Press of Michigan, Inc. GREGORY A. MCCONNELL Vice Chairman of the Board, Retired Insurance Agent JACK G. HENDON Chairman of the Board, Certified Public Accountant and Partner, H&S Companies, P.C. BRADLEY F. MCGINNIS President, Megawall Corporation BACK ROW (L - R) KEITH D. BROPHY CEO, Mentavi Health GREG L. ARMOCK President, Armock Mechanical Contractors, LLC MICHELLE M. WENDLING Senior Director of Sales Strategy, PepsiCo, Inc. MICHAEL J. BURKE, JR. President, ChoiceOne Bank and ChoiceOne Financial Services, Inc. KELLY J. POTES CEO, ChoiceOne Bank and ChoiceOne Financial Services, Inc. President, ChoiceOne Insurance Agencies, Inc. BACK ROW (L - R) ROXANNE M. PAGE Certified Public Accountant and Principal, Doeren Mayhew HAROLD J. BURNS Certified Public Accountant and Partner, UHY LLP and Managing Director, UHY Advisors MI, Inc. BRUCE JOHN ESSEX, JR. Managing Director, Port City Ventures, LLC CURT E. COULTER, D.O. Physician and Partner, Lapeer Medical Associates

WELCOME NEW DIRECTORS FROM FENTURA AND THE STATE BANK



BRIAN PETTY
Director of ChoiceOne Financial Services Inc. and ChoiceOne Bank Boards



DR. RANDY HICKS
Director of ChoiceOne Financial Services Inc. and ChoiceOne Bank Boards



KELLY MYERS
Director of ChoiceOne Bank Board



STEVE KRAUSE
Director of ChoiceOne Bank Board

CHAIRMAN JACK HENDON RETIREMENT, NEW CHAIRMAN AND VICE CHAIRWOMA N JACK HENDON Retiring on July 5, 2025 Chairman of the Board GREGORY MCCONNELL To be named New Chairman of the Board on July 5, 2025 ROXANNE PAGE To be named New Vice - Chairwoman of the Board on July 5, 2025

12 EXECUTIVE MANAGEMENT TEAM Mr . Michael J . Burke Jr . has served as President at ChoiceOne since May 2020 and oversees lending and operations . Previously, he served as President, CEO, COO and Director at Lakestone Bank & Trust which was merged into ChoiceOne . Mr . Burke currently serves as the Vice Chairman for the ICBA and also as the chair for the ICBA innovation committee . Mr . Burke is highly involved in organizations in Southeast Michigan including the Lapeer Development Corporation and McLaren Lapeer Region Board of Trustees . Mr . Burke holds a Bachelor of Arts degree in Finance from the University of Michigan - Flint . MICHAEL J. BURKE, JR. | PRESIDENT Mr . Adom Greenland is the Executive Vice President, Chief Financial Officer and Treasurer at ChoiceOne . Mr . Greenland joined ChoiceOne in 2013 with various roles including Chief Operating Officer overseeing technology and bank operations . Prior to joining ChoiceOne he worked as a Certified Public Accountant at PwC for over 10 years, which included an international rotation in London, England . He holds both a Bachelor's degree and Master's degree in Accounting from Michigan State University . Mr . Kelly J . Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services . In 1998 , he left ChoiceOne Bank to become the President and Owner of Kent - Ottawa Investment Advisors, an investment advisory firm . In 2001 , he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc . before being named Chief Executive Officer in 2016 . ADOM J. GREENLAND | EVP & CFO KELLY J. POTES | CEO Mr . Bradley A . Henion is the Executive Vice President and Chief Lending Officer of ChoiceOne Bank . Mr . Henion joined ChoiceOne in 2015 having previously held Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI . Mr . Henion holds a Master of Business Administration in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University . BRADLEY A. HENION | EVP & CLO "With a vision to be the best bank in Michigan and a mission to provide superior service, quality advice, and show utmost respect to everyone we meet, our tech - savvy community bank is prepared to meet our customers’ financial needs, however they choose, and build solid personal relationships . ” - Kelly J . Potes

HEATHER BROLICK EVP Human Resources Officer LEE BRAFORD SVP Chief Credit Officer ROBERT MICHEL SVP Operations Officer SHELLY CHILDERS SVP Chief Information Officer STEVE DEVOLDER SVP Senior Trust Officer SENIOR LEADERSHIP RETIREMENTS

WELCOME NEW SENIOR LEADERSHIP FROM THE STATE BANK KRISTY SCHAFFER Chief Human Resources Officer JOHN SCOTT Chief Technology Officer JEANNE RICHTER Chief Risk Officer STACEY WEBB Marketing, Innovation & Treasury Sales CRAIG JOHNSON Senior Lender Southeast Michigan & GLBR TOM HUFTON Wealth Management

15 AWARDS & ACCOMPLISHMENTS With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top - tier community bank in Michigan and in the banking industry.

$ 420,000 COMMUNITY DONATIONS 6,000 VOLUNTEER HOURS

FINANCIAL SUMMARY

19 $15,613 $22,042 $23,640 $21,261 $26,727 ($13,906) $2,714 $1,006 $9,310 $2.08 $2.87 $3.15 $2.82 $3.27 $2.44 $2.87 $3.15 $2.82 $3.40 $(1.35) $(0.35) $0.65 $1.65 $2.65 $3.65 -$20,000 -$15,000 -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2020 2021 2022 2023 2024 Q1 2025 ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE (1) *Tax - effected merger expenses refers to expenses related to the merger with County Bank Corp. effective on October 1, 2019, and the acquisition of Community Shores Bank Corporation effective on July 1, 2020. Adjusted amounts are not GAAP. Refer to Non - GAAP Reconciliation slide for further details. Net Income (in thousands) Basic earnings per share (1) See non - GAAP reconciliation : Adjusted for expenses related to the merger with County Bank Corp. effective on October 1, 2019, the acquisition of Commu nit y Shores Bank Corporation effective on July 1, 2020 and the acquisition of Fentura effective on March 1, 2025. Adjusted amounts are not GAAP. Refer to Non - GAAP Reconciliati on slide for further details. $.86 Tax - effected Merger Expenses (in thousands) Adjusted Basic earnings per share $.(1.30) $ 23,216 $18,327 $27,733

20 $0.82 $0.94 $1.01 $1.05 $1.09 $0.28 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2020 2021 2022 2023 2024 Q1 2025 CASH DIVIDENDS PER SHARE Ordinary dividends 3.9% Annualized dividend yield as of 3/31/25

21 Source: Numbers based on ChoiceOne internal data as of 3/31/2025 exc. where spec. identified; Note: All dollars in thousands FINANCIAL SUMMARY Condensed Balance Sheets (Unaudited) March 31, 2024 December 31, 2024 March 31, 2025 $ 150,129 $ 96,751 $ 139,421 Cash and cash equivalents 919,692 896,123 915,331 Securities 6,035 7,288 3,941 Loans held for sale 1,418,590 1,545,640 2,924,955 Total loans held for investment (16,037) (16,552) (34,567) Allowance for credit losses 1,402,553 1,529,088 2,890,388 Loans, net of allowance for credit losses 192,290 193,993 356,310 Other assets $ 2,670,699 $ 2,723,243 $ 4,305,391 Total Assets $ 2,185,848 $ 2,214,103 $ 3,651,729 Deposits 245,568 210,752 185,516 Borrowings 32,527 37,973 41,078 Other liabilities 2,463,943 2,462,828 3,878,323 Total Liabilities 206,756 260,415 427,068 Shareholders' Equity $ 2,670,699 $ 2,723,243 $ 4,305,391 Total Liabilities and Shareholders’ Equity

22 Source: Numbers based on ChoiceOne internal data as of 3/31/2025 exc. where spec. identified; Note: All dollars in thousands , e xcept per share data) FINANCIAL SUMMARY Condensed Income Statement (Unaudited) Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 $ 28,432 $ 31,038 $ 39,959 Interest income 11,958 11,689 13,648 Interest expense 16,474 19,349 26,311 Net interest income - 200 13,163 Net Provision for credit losses expense 16,474 19,149 13,148 Net interest income after provision 4,051 4,994 4,922 Noninterest income 13,684 15,344 35,665 Noninterest expense 6,841 8,799 (17,595) Income (loss) before income tax 1,207 1,640 (3,689) Income tax expense (benefit) $ 5,634 $ 7,159 $ (13,906) Net income (loss) $ 0.75 $ 0.79 $ (1.30) Basic earnings (loss) per share $ 0.74 $ 0.79 $ (1.29) Diluted earnings (loss) per share $ 0.27 $ 0.28 $ 0.28 Dividends declared per share

23 Source: Numbers based on ChoiceOne internal data as of 3/31/2025 exc. where spec. identified; Note: All dollars in thousands , e xcept per share data) income adjusted for certain non - cash items. NON - GAAP RECONCILIATION Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 $ 5,634 $ 7,159 $ (13,906) Net income (loss) - 373 13,753 Merger related expenses net of tax - 9,463 Merger related provision for credit losses, net of tax (1) $ 5,634 $ 7,532 $ 9,310 Adjusted net income 7,552,680 8,963,258 10,723,310 Weighted average number of shares 7,600,016 9,024,567 10,787,326 Diluted average shares outstanding $ 0.75 $ 0.79 $ (1.30) Basic earnings (loss) per share $ 0.74 $ 0.79 $ (1.29) Diluted earnings (loss) per share $ 0.75 $ 0.84 $ 0.87 Adjusted basic earnings per share $ 0.74 $ 0.83 $ 0.86 Adjusted diluted earnings per share

APPENDIX NON-GAAP RECONCILIATION

	Year Ended December 31,				
	2020	2021	2022	2023	2024
Income before income tax	$ 18,885	$ 26,498	$ 27,658	$ 25,567	$ 33,089
Adjustment for pre-tax merger expenses	3,219	-	-	-	1,039
Adjusted income before income tax	22,104	26,498	27,658	25,567	34,128
Income tax expense	3,272	4,456	4,018	4,306	6,362
Tax impact of adjustment for pre-tax merger expenses	505	-	-	-	33
Adjusted income tax expense	3,777	4,456	4,018	4,306	6,395
Net income	15,613	22,042	23,640	21,261	26,727
Adjustment for pre-tax merger expenses, net of tax impact	2,714	-	-	-	1,006
Adjusted net income	$ 18,327	$ 22,042	$ 23,640	$ 21,261	$ 27,733
Weighted average common shares outstanding	7,521,771	7,685,459	7,504,173	7,532,998	8,166,472
Weighted average diluted common shares outstanding	7,531,617	7,702,714	7,527,371	7,572,290	8,221,065
Basic earnings per share	$ 2.08	$ 2.87	$ 3.15	$ 2.82	$ 3.27
Effect of merger expenses, net of tax impact	0.36	-	-	-	0.12
Adjusted basic earnings per share	$ 2.44	$ 2.87	$ 3.15	$ 2.82	$ 3.40
Diluted earnings per share	$ 2.07	$ 2.86	$ 3.15	$ 2.82	$ 3.25
Effect of merger expenses, net of tax impact	0.36	-	-	-	0.12
Adjusted diluted earnings per share	$ 2.43	$ 2.86	$ 3.15	$ 2.82	$ 3.37

Source: Numbers based on ChoiceOne internal data as of 3/31/2025 exc. where spec. identified; Note: All dollars in thousands

24

Nasdaq

COFS TRADES ON NASDAQ®

ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, "COFS"

Market Makers in ChoiceOne

D. A. Davidson & Co.
Nick Bicking
800.394.9230

Eugene Bodo
Managing Director, Institutional Equity Sales
Janney Montgomery Scott, LLC
O 215.665.6566, M 610.766.0015

Raymond James & Associates
Anthony LanFranca
312.655.2961

Analyst Coverage of ChoiceOne

D. A. Davidson & Co.
Jeff Rulis
jrulis@dadco.com

HOVDE Group
Brendan Nosal
bnosal@hovdegroup.com

Janney Montgomery Scott, LLC
Daniel Cardenas dcardenas@janney.com

Stock Registrar & Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004-1561
212.509.4000

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